                                                         Pursuant to Rule 497(e)
                                                              File No. 333-75786

                                 [ALPINE LOGO]

                          Alpine Dynamic Balance Fund

                                   PROSPECTUS

                        A SERIES OF ALPINE SERIES TRUST

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI 53202

                    FOR MORE INFORMATION CALL 1-888-785-5578
                                       OR
                    VIEW OUR WEBSITE AT www.alpinefunds.com

                              DATED MARCH 25, 2002
                (AS SUPPLEMENTED MAY 3, 2002 AND JUNE 10, 2002)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities as an investment and has not passed on the adequacy or accuracy of the information in this prospectus. It is a criminal offense to state otherwise.

                                                            TABLE OF CONTENTS

                                                      ABOUT THE FUND

                                            [ICON]
                                                          2  Investment Objectives
                                                          2  Principal Investment Strategies
                                                          3  Who Should Invest
                                                          3  Main Risks

                                                      FUND PERFORMANCE

                                            [ICON]
                                                          4

                                                      FEES AND EXPENSES

                                            [ICON]
                                                          4

                                                      THE FUND'S INVESTMENTS AND RELATED RISKS

                                            [ICON]
                                                          5

                                                      MANAGEMENT OF THE FUND

                                            [ICON]
                                                          7  Sub-Adviser
                                                          7  Portfolio Managers

                                                      HOW TO BUY SHARES

                                            [ICON]
                                                          8  Purchases by Mail
                                                          8  Purchases by Wire
                                                          8  How the Fund Values Its Shares
                                                          9  Additional Information

                                                      HOW TO REDEEM SHARES

                                            [ICON]
                                                         10  Redeeming Shares by Mail
                                                         10  Redeeming Shares by Telephone
                                                         11  General

                                                      SHAREHOLDER SERVICES

                                            [ICON]
                                                         12  Systematic Investment Plan
                                                         12  Telephone Investment Plan
                                                         12  Systematic Cash Withdrawal Plan
                                                         12  Investments Through Employee Benefit and Savings Plans
                                                         12  Automatic Reinvestment Plan
                                                         12  Tax Sheltered Retirement Plans

                                                      DIVIDENDS, DISTRIBUTIONS AND TAXES

                                            [ICON]
                                                         13  Dividend Policy
                                                         13  Taxation of the Fund
                                                         13  Taxation of Shareholders

                                                      FINANCIAL HIGHLIGHTS

                                            [ICON]
                                                         14

                                                      ADDITIONAL INFORMATION

                                                         15

 [ICON]

 ABOUT THE FUND


    INVESTMENT OBJECTIVES                 The primary investment objective of Alpine Dynamic Balance
                                          Fund is capital appreciation. The Fund's secondary
                                          investment objectives are reasonable income and conservation of capital.
    PRINCIPAL INVESTMENT STRATEGIES       The Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of
                                          large U.S companies and high quality fixed income
                                          securities. The equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The
                                          fixed income securities in which the Fund invests may
                                          include U.S. Government debt obligations, corporate debt
                                          obligations, and money market instruments. As described
                                          below, the Fund's investments in common stocks will
                                          emphasize stocks that (at the time of purchase) pay
                                          dividends and have capital appreciation potential.
                                          Allocation of the Fund's assets among different types of
                                          investments will vary from time to time depending on
                                          prevailing economic and market conditions, including
                                          (without any emphasis on anyone particular condition):
                                          inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The Fund's
                                          portfolio is managed by the Fund's investment adviser,
                                          Alpine Management & Research, LLC, and its sub-adviser,
                                          Saxon Woods Advisors, LLC. Under normal circumstances, the
                                          Fund invests not less than 25% of its net assets in fixed
                                          income securities. The Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the Adviser's and Sub-Adviser's appraisal of market and economic conditions. For instance, the Fund may be more
                                          heavily invested in equity securities when, in the opinion of the Advisers, interest rates are generally perceived to be rising and the anticipated performance of equity
                                          securities is believed to be positive. In such instances,
                                          the Fund may invest up to 75% of its net assets in equity
                                          securities. Additionally, the Fund may invest up to 75% of its net assets in fixed income securities when, in the
                                          opinion of the Advisers, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.
                                          The Fund invests in equity securities that offer growth
                                          potential and in equity securities that offer the potential for both growth and income. The Advisers focus on companies they believe are attractively valued relative to their
                                          growth prospects. In selecting equity investments, the
                                          Advisers consider company fundamentals and the strength of a company's management, as well as economic, market and
                                          regulatory conditions affecting a company or its industry.
                                          The Advisers also seek to identify companies that may be
                                          involved in "special situations" which may increase the
                                          value of the company's stock. Special situations include a change in the company's management or management policies, the acquisition of a significant equity position in the
                                          company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.
                                          With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate
                                          little in value except as a result of changes in prevailing interest rates. The market values of the fixed income
                                          securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the
                                          purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with
                                          maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to
                                          realizing capital appreciation when the

   ABOUT THE FUND


                                          Advisers believe changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund's portfolio will consist primarily of
                                          high quality fixed income securities; predominantly, debt
                                          obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be
                                          deemed to be of high quality if they are rated "A" or better by Standard and Poor's Rating Services or by Moody's
                                          Investors Services, Inc., or if unrated, are determined to be of comparable quality by the Advisers. The Fund may
                                          invest up to 5% of its total assets in fixed income
                                          securities rated below "A" by Standard and Poor's Rating
                                          Services or by Moody's Investors Services, Inc. Convertible
                                          debt securities are not subject to the Fund's 5% limit on
                                          investments in fixed income securities rated below "A."
                                          The Fund may also invest in stock index options, futures
                                          contracts and options on futures. The Fund invests in these instruments for hedging and other non-speculative purposes.
    WHO SHOULD INVEST                     This Fund may be appropriate for investors seeking a long
                                          term investment offering both current income and growth
                                          potential.
    MAIN RISKS                            An investment in Alpine Dynamic Balance Fund, like any
                                          investment, is subject to certain risks. The value of the
                                          Fund's investments will increase or decrease based on
                                          changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or
                                          decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program.
                                          RISKS OF EQUITY SECURITIES -- Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise
                                          and fall depending on many factors. The stock or other
                                          security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain
                                          management decisions) or to the industry in which the
                                          company is engaged (such as a reduction in the demand for
                                          products or services in a particular industry). General
                                          market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund's investments, regardless of the
                                          performance or expected performance of companies in which
                                          the Fund invests. There is also the risk that the Advisers'
                                          judgment about the attractiveness, value and potential
                                          appreciation of particular securities will be incorrect.
                                          Special situations involve risks that the contemplated
                                          transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the
                                          market price of securities declining.
                                          RISKS OF FIXED INCOME SECURITIES -- The Fund may invest a
                                          significant portion of its assets in fixed income
                                          securities. Fixed income securities are subject to credit
                                          risk and market risk. Credit risk is the risk of an issuer's inability to meet its principal and interest payment
                                          obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market
                                          perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests.
                                          Securities having longer maturities generally involve
                                          greater risk of fluctuations in value resulting from changes in interest rates.
                                          OPTIONS AND FUTURES -- The Fund may purchase and sell
                                          options and futures as part of its investment program.
                                          Transactions involving options and futures involve certain risks. Even when these instruments are used for hedging
                                          purposes, a lack of correlation between the value of the
                                          instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price
                                          movements, could render a hedging strategy ineffective and could result in a loss to the Fund.

   ABOUT THE FUND


    FUND PERFORMANCE                      Because the Fund is newly organized and does not yet have a performance history, a bar chart and total return tables
                                          showing Fund performance are not provided.
    FEES AND EXPENSES                     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES* (fees paid directly from your investment)
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)                                     None
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS              None
  REDEMPTION FEE (as a percentage of an amount redeemed, if applicable)    None
  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                        1.00%
    DISTRIBUTION AND SERVICE (12B-1) FEES                                  None
  OTHER EXPENSES**                                                         0.35%
  TOTAL GROSS ANNUAL FUND OPERATING EXPENSES                               1.35%
  WAIVERS AND REIMBURSEMENTS***                                            0.00%
  TOTAL NET ANNUAL FUND OPERATING EXPENSE                                  1.35%

 * A $15.00 charge is deducted from redemption proceeds if the proceeds are wired.

 **  Based on estimated expenses for the current fiscal year.

 *** The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to assure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of the Fund's average net assets. The Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

 Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

1 YEAR   3 YEARS
----------------
$137      $428

 [ICON]

 THE FUND'S INVESTMENTS AND RELATED RISKS

   This section provides additional information regarding the securities in which the Fund invests, the investment techniques it uses and the risks associated with the Fund's investment program. A more detailed description of the Fund's investment policies and restrictions, and additional information about the Fund's investments, is contained in the Statement of Additional Information.

   COMMON STOCKS AND OTHER EQUITY SECURITIES -- The Fund will invest in "common stocks." "Common stocks" represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

   FIXED INCOME SECURITIES -- The Fund may invest in bonds and other types of debt obligations of the U.S. Government (or its agents or instrumentalities) and corporate issuers. It may also invest in money market instruments, which are high quality short-term debt obligations. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund invests primarily in high quality debt obligations. These include securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and corporate debt obligations rated at the time of purchase by the Fund "A" or better by Standard and Poor's Rating Services or by Moody's Investors Services, Inc. or, if unrated determined to be of comparable quality by the Adviser and the Sub-Adviser.

   ILLIQUID SECURITIES -- Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Fund may invest up to 15% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of the value of its net assets in such repurchase agreements.

   FOREIGN SECURITIES -- The Fund may invest up to 15% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Advisers misjudging the value of certain securities or in a significant loss in the value of those securities.

   BORROWING -- The Fund may borrow up to 10% of the value of its total assets from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund's total assets (calculated at the time of borrowing). The Fund may not make additional investments while it has any borrowings outstanding.

   SECURITIES LENDING -- In order to generate income, the Fund may lend portfolio securities to brokers, dealers and other financial institutions. The Fund will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned. Loans of securities by the Fund may not exceed 33 1/3% of the value of the Fund's total assets. There is a risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.

   RULE 144A SECURITIES -- The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser and the Sub-Adviser determine the liquidity of the Rule 144A securities according to guidelines adopted by the Trust's Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities.

   THE FUND'S INVESTMENTS AND RELATED RISKS


   REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase the Fund's expenses. The Adviser and the Sub-Adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

   RISK CHARACTERISTICS OF OPTIONS AND FUTURES -- Although options and futures transactions are intended to enable the Fund to manage market and interest rate risks, these investments can be highly volatile, and the Fund's use of them could result in poorer investment performance. The Fund's use of these investment devices for hedging purposes may not be successful. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Fund uses futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. In addition, the Adviser and the Sub-Adviser could be incorrect in their expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the expectations of the Adviser and the Sub-Adviser are correct, a hedge could be unsuccessful if changes in the value of the Fund's portfolio securities does not correspond to changes in the value of its futures contracts. The Fund's ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may enter into transactions in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objectives.

   DEFENSIVE POSITION -- During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, including money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

   PORTFOLIO TURNOVER -- The Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser or the Sub-Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. However, it is expected that the annual portfolio turnover rate of the Fund will not exceed 100%.

   OTHER INVESTMENTS -- The Fund may use a variety of other investment instruments in pursuing its investment program. The investments of the Fund may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including but not limited to options on securities, stock index options, options on foreign currencies and forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

 [ICON]

 MANAGEMENT OF THE FUND

   The management of the Fund is supervised by the Board of Trustees of Alpine Series Trust (the "Trust"). Alpine Management & Research, LLC (the "Adviser") serves as the investment adviser of the Fund. The Adviser has the responsibility for the management and implementation of the Fund's investment program, under the supervision of the Board of Trustees. Mr. Samuel A. Lieber is the controlling person of the Adviser. He founded the Adviser in 1998. The Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The advisory fee paid by the Fund is higher than those paid by most other mutual funds. The total estimated annual expenses of the Fund are set forth in the section entitled "FEES AND EXPENSES."

   As authorized by its agreement with the Fund, the Adviser has entered into a sub-advisory agreement with Saxon Woods Advisors, LLC (the "Sub-Adviser") to obtain the Sub-Adviser's assistance in managing the Fund's investment portfolio. The Fund's investment portfolio is managed by personnel of the Adviser and the Sub-Adviser. There is no additional charge to the Fund for the services provided by the Sub-Adviser.

   Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and the Sub-Adviser may consider sales of the Fund's shares as a factor in the selection of dealers to effect portfolio transactions for the Fund.

   SUB-ADVISER

   The Sub-Adviser assists the Adviser in managing the Fund's investments. The Sub-Adviser was founded in 1999 and is controlled by Mr. Stephen A. Lieber. It manages approximately $600 million of assets for its clients. The Adviser pays the Sub-Adviser a monthly fee computed at the annual rate of 0.65% of the average daily net assets of the Fund.

   PORTFOLIO MANAGERS

   Mr. Samuel A. Lieber and Mr. Stephen A. Lieber serve as co-portfolio managers of the Fund and are the persons who have day-to-day responsibility for managing the Fund's portfolio.

   Samuel A. Lieber is the Chief Executive Officer of the Adviser and also serves as portfolio manager of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund and co-portfolio manager of Alpine Realty Income & Growth Fund. From 1985 until February 1998, he was a portfolio manager with Evergreen Asset Management Corp.

   Stephen A. Lieber was Founding Partner of Lieber & Co. (the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1969 and served as Senior Partner until 1994. Following the purchase of Lieber & Co. by First Union Corp., he continued as chairman, co-chief executive and also as portfolio manager until 1999. Mr. Lieber is Chairman and Senior Portfolio Manager of Saxon Woods Advisors, LLC.

 [ICON]

 HOW TO BUY SHARES

   No sales charges are imposed when you purchase of shares of the Fund. You may purchase shares at net asset value as described below or through your financial intermediary. The minimum initial investment in the Fund is $1,000. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Fund.

   PURCHASES BY MAIL

   To make an initial purchase by mail:

        - Complete the Share Purchase Application.

        - Mail the Application, together with a check made payable to the Fund, to: Alpine Dynamic Balance Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202 (Checks not drawn on U.S. banks will be subject to foreign collection, which will delay the investment date, and will be subject to processing fees. The Fund does not accept third party checks.)

        - Subsequent investments may be made in the same manner, but you need not include a Share Purchase Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund (Alpine Dynamic Balance Fund), the exact title of the account, your address, and your Fund account number.

   PURCHASES BY WIRE

   To make an initial purchase by wire:

        - Call the Fund at 1-888-785-5578 for an account number.

        - Instruct your bank (which may charge a fee) to wire federal funds to:
          U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, WI 53202, ABA No. 042000013, Credit U.S. Bancorp Fund Services, LLC, DDA No. 112-952-137, Attn.: Alpine Dynamic Balance Fund, New Account For:
          Account Name (Name of Investor).

        - The wire must specify the account registration and account number.

        - A completed Share Purchase Application must also be sent to the Fund (at the address below), indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing your account number with the Fund.

        - Subsequent wire investments may be made by following the same procedures, but you need not request an account number.

   HOW THE FUND VALUES ITS SHARES

   The net asset value of shares of the Fund is calculated by dividing the value of the Fund's net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the "NYSE") is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

   HOW TO BUY SHARES




   ADDITIONAL INFORMATION
   If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of the Fund, the Fund may redeem shares from your account to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

   Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Fund.

 [ICON]

 HOW TO REDEEM SHARES

   You may redeem shares of the Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to ten business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

   REDEEMING SHARES BY MAIL

   To redeem shares by mail:

        - Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Dynamic Balance Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. (Stock power forms are available from your financial intermediary, the Fund, and most commercial banks.)

        - Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

        - Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund's transfer agent.

        - Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

        - For further information, call 1-888-785-5578.

   REDEEMING SHARES BY TELEPHONE

   To redeem shares by telephone:

        - Call 1-888-785-5578 between the hours of 8:00 a.m. and 9:00 p.m. (Eastern time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

        - Specify the amount of shares you want to redeem (minimum $1,000).

        - Provide the account name, as registered with the Fund, and the account number.

        - Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration or, if requested, (ii) wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice.

        - During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Dynamic Balance Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

        - The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

   HOW TO REDEEM SHARES


   To redeem shares by telephone, you must indicate this on your Share Purchase Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to Alpine Dynamic Balance Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund's transfer agent. You should allow approximately ten business days for the form to be processed.

   Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Fund and its agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

   GENERAL

   A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law.

   The Fund reserves the right to close your account if the account value has remained below $1,000 for thirty days or more as a result of one or more redemptions. You will receive sixty days' written notice to increase the account value before the account is closed. Although in unusual circumstances the Fund may pay the redemption amount in-kind through the distribution of portfolio securities, it is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets during any ninety day period for any one shareholder.

 [ICON]

 SHAREHOLDER SERVICES

   The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 888-785-5578. Some services are described in more detail in the Share Purchase Application.

   SYSTEMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments automatically in amounts of not less than $25 per month or $75 per quarter. The minimum initial investment requirement does not apply if you establish a Systematic Investment Plan. However, the Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months from the date of initial investment. Shares purchased using the Systematic Investment Plan may not be redeemed for ten business days from the date of investment.

   TELEPHONE INVESTMENT PLAN. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. If a telephone investment request is received by 4:00 p.m. (Eastern time), shares will be purchased two days after the date the request is received. Shares purchased under the Telephone Investment Plan may not be redeemed for ten business days from the date of investment.

   SYSTEMATIC CASH WITHDRAWAL PLAN. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive (or designate a third party to receive) regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

   INVESTMENTS THROUGH EMPLOYEE BENEFIT AND SAVINGS PLANS. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Fund available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

   AUTOMATIC REINVESTMENT PLAN. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date. If you elect to receive dividends or distributions in cash and the U.S. Postal Service cannot deliver the checks, or if a check remains uncashed for six months or more, the dividends or distributions will be reinvested in shares at the net asset value in effect at the time of reinvestment.

   TAX SHELTERED RETIREMENT PLANS. Eligible investors may open a pension or profit sharing account in the Fund under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; and
   (ii) Simplified Employee Pensions (SEPs) for sole proprietors, partnerships and corporations.

 [ICON]

 DIVIDENDS, DISTRIBUTIONS AND TAXES

   DIVIDEND POLICY. It is the policy of the Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986 (the "Code"). Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

   TAXATION OF THE FUND. The Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, the Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

   TAXATION OF SHAREHOLDERS. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares. Questions on how distributions will be taxed should be directed to your tax adviser.

   Generally, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 20% with respect to capital assets held for more than 12 months, and 18% with respect to capital assets acquired after December 31, 2000 and held for more than 5 years. The highest rate applicable to corporations is 35%. Certain income from the Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. The Fund may be subject to foreign withholding taxes which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Fund. The Fund's transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

   The Fund is required by Federal law to withhold a "backup withholding" tax with respect to reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. For amounts paid during 2002 and 2003, the backup withholding rate is 30%. Please see the Statement of Additional Information for information regarding backup withholding rates in subsequent years. In order to avoid this backup withholding requirement, you must certify on your Share Purchase Application, or on a separate form supplied by the Fund, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

   This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the Statement of Additional Information. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

 [ICON]

 FINANCIAL HIGHLIGHTS

   The Financial Highlights Table is intended to help you understand the Fund's financial performance since June 7, 2001 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended January 31, 2002 is unaudited. Information for the period ended October 31, 2001 has been audited by PricewaterhouseCoopers LLP, whose report along with the Fund's financial statements, are included in the Fund's annual report dated October 31, 2001, which is available upon request.

                                                          FOR THE PERIOD
                                                         NOVEMBER 1, 2001    FOR THE PERIOD
                                                             THROUGH        JUNE 7, 2001(1)
                                                         JANUARY 31, 2002       THROUGH
                                                           (UNAUDITED)      OCTOBER 31, 2001
                                                         ----------------   ----------------
    PER SHARE DATA*:
    NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.10        $     10.00
    ----------------------------------------------------------------------------------------
    INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                                       0.05               0.09
      Net realized and unrealized gains on investments            0.24               0.07
    ----------------------------------------------------------------------------------------
            Total from investment operations                      0.29               0.16
    ----------------------------------------------------------------------------------------
    LESS DISTRIBUTIONS:
      Dividends from net investment income                       (0.06)             (0.06)
      Distributions from realized gains on investments           (0.01)              0.00
    ----------------------------------------------------------------------------------------
            Total Distributions                                  (0.07)             (0.06)
    ----------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $     10.32        $     10.10
    ----------------------------------------------------------------------------------------
    TOTAL RETURN(2)                                               2.92%              1.64%
    SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                            $41,718,048        $38,203,358
      Ratio of expenses to average net assets(3)                  1.33%              1.35%(4)
      Ratio of net investment income to average net
        assets(3)                                                 2.24%              2.55%(4)
      Portfolio turnover rate                                     5.60%              8.62%

   (1)  Commencement of Operations.

   (2)  Not annualized.

   (3)  Annualized.

   (4) Without fees waived, the ratio of net expenses to average net assets for the period ended October 31, 2001 would have been 1.40%; and the ratio of net investment income to average net assets would have been 2.50%.

   *  For a share of beneficial interest outstanding the entire period.

   ADDITIONAL INFORMATION


   No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

                                INVESTMENT ADVISER

                         ALPINE MANAGEMENT & RESEARCH, LLC
                         122 East 42nd Street, 37th Floor
                             New York, New York 10168

                                    SUB-ADVISER

                             SAXON WOODS ADVISORS, LLC
                              2500 Westchester Avenue
                                     Suite 109
                             Purchase, New York 10577

                                     CUSTODIAN

                                  U.S. BANK, N.A.
                                 425 Walnut Street
                               Cincinnati, OH 45202

                         TRANSFER AGENT, FUND ACCOUNTANT &
                                   ADMINISTRATOR

                          U.S. BANCORP FUND SERVICES, LLC
                             615 East Michigan Street
                                Milwaukee, WI 53202

                                   LEGAL COUNSEL

                             SCHULTE ROTH & ZABEL LLP
                                 919 Third Avenue
                             New York, New York 10022

                          INDEPENDENT PUBLIC ACCOUNTANTS

                            PRICEWATERHOUSECOOPERS LLP
                             100 East Wisconsin Avenue
                                Milwaukee, WI 53202

                                    DISTRIBUTOR

                             QUASAR DISTRIBUTORS, LLC
                             615 East Michigan Street
                                Milwaukee, WI 53202

   TO OBTAIN MORE INFORMATION ABOUT THE FUND

   For more information about the Fund, the following documents are available free upon request:

   ANNUAL/SEMI-ANNUAL REPORTS -- Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   STATEMENT OF ADDITIONAL INFORMATION (SAI) -- The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

   To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:

   BY TELEPHONE -- 1-888-785-5578

   BY MAIL -- Alpine Dynamic Balance Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

   FROM THE SEC -- Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

   Investment Company Act File Number 811-10405.